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                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549


                                  FORM 8-K


                               CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of
                     The Securities Exchange Act of 1934


                      Date of Report:  October 17, 1994


                        LOUISIANA-PACIFIC CORPORATION
           (Exact name of registrant as specified in its charter)


              DELAWARE             1-7107            93-0609074
          (State or other        (Commission       (IRS Employer
          jurisdiction of        File Number)      Identification No.)
          incorporation)


           111 S.W. Fifth Avenue, Portland, Oregon        97204
           (Address of principal executive offices)    (Zip Code)


     Registrant's telephone number, including area code:  (503) 221-0800



                               Not applicable
                       (Former name or former address,
                        if changed since last report)
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Item 5.  Other Events.

          On October 13, 1994, the registrant issued a news release announcing its financial results for the quarter ended September 30, 1994. A copy of the news release is filed as Exhibit 99 to this report. The financial information in the news release is in summary form. Additional information respecting the financial results for the quarter will be included in the registrant's quarterly report on Form 10-Q for the quarter ended September 30, 1994, which will be filed prior to November 15, 1994.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

          (c)  Exhibits.  The following exhibit is filed with this report:

          Exhibit No.              Description of Exhibit
          -----------              ----------------------

               99                  News release issued by the
                                   registrant on October 13, 1994
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                                 SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              LOUISIANA-PACIFIC CORPORATION


Date:  October 17, 1994       By   WILLIAM L. HEBERT
                                   William L. Hebert
                                   Treasurer

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